UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

WESTERN ASSET

SHORT DURATION

MUNICIPAL INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 1, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Robert E. Amodeo and David T. Fare. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplement dated July 22, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	Western Asset Short Duration Municipal Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Short Duration Municipal Income Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative minimum tax. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). Although the Fund may invest in securities of any maturity, we estimate that the Fund normally maintains a dollar-weighted average effective durationii of three years or less.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationiii) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve month reporting period ended October 31, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)iv monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended October 31, 2016. Two-year Treasury yields began the reporting period at 0.75% and ended the period at 0.86%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.16% at the beginning of the period and ended the period at 1.84%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

The municipal bond market modestly lagged its taxable bond counterpart during the twelve month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexv and the Bloomberg Barclays U.S. Aggregate Indexvi returned 4.06% and 4.37%, respectively. The overall creditworthiness of the municipal bond market has improved as the U.S. economy continued to expand, resulting in a better labor market and higher consumer confidence levels. The municipal bond market was also supported by generally solid investor demand.

Q. How did we respond to these changing market conditions?

A. There were no significant changes to the Fund’s portfolio during the reporting period.

Performance review

For the twelve months ended October 31, 2016, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 0.85%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Three-Year Municipal Bond Indexvii, returned 0.82% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned 0.59% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration Municipal Income Fund:
Class A	0.33%	0.85%
Class A2	0.19%	0.46%
Class C	0.15%	0.49%
Class I	0.36%	0.73%
Bloomberg Barclays Three-Year Municipal Bond Index	0.07%	0.82%
Lipper Short Municipal Debt Funds Category Average[1]	0.15%	0.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 110 funds for the six-month period and among the 108 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended October 31, 2016 for Class A, Class A2, Class C and Class I shares were 1.06%, 0.87%, 0.75% and 1.13%, respectively. The 30-Day SEC yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual fund operating expense ratios for Class A, Class A2, Class C and Class I shares were 0.65%, 0.68%, 1.01% and 0.57%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, an underweight to pre-refundedviii securities, coupled with overweights to the Transportation and Health Care sectors, were beneficial. In addition security selection within the Special Tax Obligation and Local General Obligation sectors contributed to results.

Our quality biases were beneficial for returns. In particular, having overweights to municipal securities rated A and BBB, along with underweights to securities rated AA and AAA, were additive as lower rated municipal bonds outperformed their higher rated counterparts over the twelve month period.

Finally, from a yield curveix positioning perspective, an overweight to the four-to-six year portion of the yield curve was a positive, as it outperformed the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was security selection within the Industrial Revenue and Leasing sectors. Elsewhere, duration positioning was negative for returns. More specifically, a shorter duration than the benchmark was a drag on performance as longer-term rates moved lower over the reporting period.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 21, 2016

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	3

Fund overview (cont’d)

to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact in Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

viii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.33%	$1,000.00	$1,003.30	0.66%	$3.32	Class A	5.00%	$1,000.00	$1,021.82	0.66%	$3.35
Class A2	0.19	1,000.00	1,001.90	0.93	4.68	Class A2	5.00	1,000.00	1,020.46	0.93	4.72
Class C	0.15	1,000.00	1,001.50	1.01	5.08	Class C	5.00	1,000.00	1,020.06	1.01	5.13
Class I	0.36	1,000.00	1,003.60	0.59	2.97	Class I	5.00	1,000.00	1,022.17	0.59	3.00

6	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 Shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I
Twelve Months Ended 10/31/16	0.85%	0.46%	0.49%	0.73%
Five Years Ended 10/31/16	1.06	N/A	0.71	1.16
Ten Years Ended 10/31/16	2.26	N/A	1.89	2.38
Inception*through 10/31/16	—	0.47	—	—

With sales charges[2]	Class A	Class A2	Class C	Class I
Twelve Months Ended 10/31/16	-1.46%	-1.84%	0.49%	0.73%
Five Years Ended 10/31/16	0.60	N/A	0.71	1.16
Ten Years Ended 10/31/16	2.03	N/A	1.89	2.38
Inception*through 10/31/16	—	-0.90	—	—

Cumulative total returns
Without sales charges[1]
Class A (10/31/06 through 10/31/16)	25.01%
Class A2 (Inception date of 2/27/15 through 10/31/16)	0.80
Class C (10/31/06 through 10/31/16)	20.63
Class I (10/31/06 through 10/31/16)	26.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, A2, C and I shares are March 17, 2003, February 27, 2015, March 18, 2003 and November 14, 2003, respectively.

8	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Bloomberg Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — October 2006 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on October 31, 2006, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

10	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	11

Schedule of investments

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 96.4%
Alabama — 0.8%
Jefferson County, AL, Sewer Revenue:
Subordinated Lien	5.000%	10/1/17	$2,250,000	$2,316,398
Subordinated Lien	5.000%	10/1/18	2,000,000	2,111,920
Mobile, AL, IDB, PCR, Alabama Power Co., Barry Plant	1.625%	10/2/18	2,500,000	2,513,875	(a)(b)
Tuscaloosa, AL, Public Educational Building Authority, Student Housing Revenue:
University Alabama Ridgecrest, BAM	5.000%	7/1/20	2,960,000	3,337,814
University Alabama Ridgecrest, BAM	5.000%	7/1/21	3,320,000	3,833,073
Total Alabama				14,113,080
Alaska — 0.9%
Alaska State Housing Finance Corp. Revenue:
State Capital Project II	4.000%	6/1/17	675,000	687,109
State Capital Project II	5.000%	12/1/18	500,000	540,265
Valdez, AK, Marine Terminal Revenue:
BP Pipelines Inc. Project	5.000%	1/1/18	10,000,000	10,458,100
BP Pipelines Inc. Project	5.000%	1/1/21	4,630,000	5,273,200
Total Alaska				16,958,674
Arizona — 1.4%
Arizona State, COP	5.000%	10/1/19	7,000,000	7,775,670
Glendale, AZ, GO, AGM	4.000%	7/1/19	1,640,000	1,765,263
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	4.000%	7/1/18	2,200,000	2,311,056
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/18	2,000,000	2,133,840
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/19	5,370,000	5,929,608
Yavapai County, AZ, IDA, Solid Waste Disposal Revenue:
Waste Management Inc. Project	1.600%	3/1/18	2,500,000	2,514,100	(a)(b)(c)
Waste Management Inc. Project	2.125%	6/1/18	2,500,000	2,523,875	(a)(b)(c)
Total Arizona				24,953,412
Arkansas — 0.1%
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/17	1,140,000	1,163,689
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/18	1,000,000	1,048,440
Total Arkansas				2,212,129
California — 5.3%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Episcopal Senior Communities	4.000%	7/1/18	1,565,000	1,629,713

See Notes to Financial Statements.

12	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Bay Area, CA, Toll Authority, Toll Bridge Revenue, San Francisco Bay Area	1.330%	10/1/19	$4,750,000	$4,763,395	(a)(b)
California State Health Facilities Financing Authority Revenue:
Northern California Retired Officers Community — Paradise Valley Estates Project, CMI	3.000%	1/1/17	480,000	481,848
Northern California Retired Officers Community — Paradise Valley Estates Project, CMI	4.000%	1/1/18	1,290,000	1,338,065
Providence St. Joseph Health Obligated Group	1.250%	10/1/20	2,500,000	2,482,375	(a)(b)
Sutter Health Obligated Group	1.000%	8/15/19	5,000,000	4,974,050	(a)(b)
California State MFA, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.550%	2/1/19	3,100,000	3,125,327
California State PCFA, Solid Waste Disposal Revenue, USA Waste Services Inc.	1.500%	6/1/18	2,300,000	2,317,227	(c)
California State Public Works Board, Lease Revenue:
Department of Corrections & Rehabilitation	3.000%	9/1/17	750,000	763,643
Department of Corrections & Rehabilitation	5.000%	9/1/17	600,000	620,796
Department of Corrections & Rehabilitation	4.000%	9/1/18	1,000,000	1,055,130
Department of Corrections & Rehabilitation	5.000%	9/1/18	1,000,000	1,073,200
California State, GO	5.000%	9/1/17	500,000	517,880
California State, GO	4.000%	12/1/17	20,000,000	20,375,200	(a)(b)
California State, GO	1.070%	12/1/20	2,250,000	2,251,597	(a)(b)
California State, GO	1.130%	12/1/21	7,000,000	7,042,350	(a)(b)
California Statewide CDA Revenue, Kaiser Permanente	5.000%	5/1/17	6,640,000	6,775,323	(a)(b)
Lee Lake, CA, PFA Revenue	4.000%	9/1/18	1,500,000	1,570,110
Los Angeles, CA, Department of Airports Revenue, Ontario International, NATL	5.000%	5/15/18	1,400,000	1,401,806	(c)
Los Angeles, CA, Harbor Department Revenue	4.000%	8/1/19	5,770,000	6,211,290	(c)
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue	5.000%	2/1/17	3,530,000	3,567,947
Port of Oakland, CA, Revenue	5.000%	5/1/17	2,250,000	2,296,417	(c)
Rancho Cucamonga, CA, RDA, Successor Agency Tax Allocation:
Rancho Redevelopment Project Area	4.000%	9/1/17	925,000	949,439
Rancho Redevelopment Project Area	5.000%	9/1/18	750,000	805,043
Riverside, CA, USD, Financing Authority Revenue	4.000%	9/1/17	1,370,000	1,405,045
Sweetwater, CA, Union High School District, GO, BAN	5.000%	1/1/18	7,650,000	8,023,243	(d)
University of California, CA, Revenue	1.400%	5/15/21	6,850,000	6,906,444	(a)(b)
Upland, CA, Successor Agency to the Upland Community Redevelopment Agency Revenue, Merged Project Tax Allocation, AGM	4.000%	9/1/18	650,000	685,347
Total California				95,409,250

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 3.2%
Colorado State Health Facilities Authority Revenue:
Adventist Health System/Sunbelt Obligated Group	5.000%	11/15/23	$15,000,000	$18,212,850	(a)(b)
Catholic Health Initiatives	1.875%	11/6/19	5,545,000	5,581,486	(a)(b)
Catholic Health Initiatives	5.000%	2/1/21	2,080,000	2,347,114
Catholic Health Initiatives	5.000%	7/1/21	6,225,000	6,811,706
Catholic Health Initiatives	5.000%	2/1/25	2,590,000	2,876,687
Denver, CO, City & County Airport Revenue	5.000%	11/15/16	7,435,000	7,445,930	(c)
Denver, CO, Urban Renewal Authority Tax Increment Revenue:
Stapleton	5.000%	12/1/16	1,850,000	1,856,068
Stapleton	5.000%	12/1/17	4,000,000	4,174,600
Stapleton	5.000%	12/1/18	5,265,000	5,703,785
Plaza, CO, Metropolitan District #1 Revenue	4.000%	12/1/16	1,000,000	1,001,590	(e)
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/17	1,000,000	1,031,650	(e)
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/19	1,000,000	1,083,330	(e)
Total Colorado				58,126,796
Connecticut — 5.5%
Bridgeport, CT, GO	5.000%	8/15/17	1,660,000	1,713,253
Bridgeport, CT, GO	5.000%	8/15/18	1,740,000	1,860,443
Bridgeport, CT, GO:
AGM	5.000%	8/15/21	1,000,000	1,149,850	(f)
AGM	5.000%	8/15/22	1,240,000	1,452,896	(f)
AGM	5.000%	8/15/23	5,870,000	6,973,501
Connecticut State HEFA Revenue:
Connecticut State University	5.000%	11/1/17	1,260,000	1,312,693
Yale University	0.800%	7/26/17	10,140,000	10,146,591	(a)(b)
Connecticut State Special Tax Obligation Revenue:
Transportation Infrastructure	3.000%	9/1/18	14,740,000	15,256,195
Transportation Infrastructure	5.000%	9/1/20	4,000,000	4,558,880
Connecticut State, GO	1.310%	4/15/17	6,550,000	6,557,598	(b)
Connecticut State, GO	1.150%	9/15/17	6,500,000	6,503,575	(b)
Connecticut State, GO	5.000%	6/15/22	8,000,000	9,403,680
Connecticut State, GO:
GAAP Conversion	5.000%	10/15/19	10,375,000	11,482,427
SIFMA Index	1.050%	3/1/18	4,500,000	4,492,620	(b)
SIFMA Index	1.550%	5/15/18	5,490,000	5,517,285	(b)
SIFMA Index	1.380%	6/15/18	5,000,000	5,009,100	(b)
SIFMA Index	1.260%	3/1/20	4,375,000	4,357,369	(b)
Total Connecticut				97,747,956

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — 0.7%
District of Columbia Income Tax Secured Revenue, SIFMA	0.930%	12/1/17	$4,500,000	$4,501,620	(b)
Metropolitan Washington DC, Airports Authority System Revenue	4.000%	10/1/18	1,000,000	1,054,490	(c)
Metropolitan Washington DC, Airports Authority System Revenue	5.000%	10/1/18	6,215,000	6,670,870	(c)
Total District of Columbia				12,226,980
Florida — 2.1%
Broward County, FL, School Board, COP	4.000%	7/1/17	2,000,000	2,043,180
Broward County, FL, School Board, COP	5.000%	7/1/17	3,945,000	4,056,131
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/17	1,000,000	1,017,980
Escambia County, FL, PCR, Gulf Power Co. Project	1.150%	6/21/18	3,500,000	3,495,485	(a)(b)
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, AGM	5.250%	10/1/18	2,000,000	2,159,700	(c)
Halifax, FL, Hospital Medical Center Revenue	3.000%	6/1/17	850,000	860,157
Jacksonville Electric Authority, FL, Electric System Revenue	4.000%	10/1/18	1,000,000	1,058,400
Lee County, FL, Transportation Facilities Revenue, AGM	5.000%	10/1/17	1,500,000	1,555,530
Manatee County, FL, Revenue, Refunding & Improvement	5.000%	10/1/18	1,100,000	1,185,470
Miami-Dade County, FL, Aviation Revenue	4.000%	10/1/17	1,000,000	1,027,320	(c)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/17	1,270,000	1,305,865
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/18	1,500,000	1,599,870
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/20	3,250,000	3,681,015
Miami-Dade County, FL, School Board, COP	5.000%	8/1/17	3,000,000	3,092,610
Okeechobee County, FL, Solid Waste Revenue, Disposal Waste Management Landfill	1.550%	7/1/21	2,200,000	2,201,650	(a)(b)
Saint Johns County, FL, School Board, COP	5.000%	7/1/21	1,500,000	1,731,075
South Miami, FL, Health Facilities Authority Revenue, Baptist Health South Florida Group	5.000%	8/15/18	2,860,000	2,956,554
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/17	1,435,000	1,441,529
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/18	1,485,000	1,502,582
Total Florida				37,972,103
Georgia — 4.8%
Atlanta, GA, Development Authority Student Housing Revenue, Piedmont/Ellis LLC University Commons Project	5.000%	9/1/18	1,010,000	1,084,124	(d)
Burke County, GA, Development Authority, PCR:
Georgia Power Co. Plant Vogtle Project	1.375%	4/4/17	2,400,000	2,404,656	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	15

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Georgia Power Co. Plant Vogtle Project	1.750%	6/1/17	$27,700,000	$27,828,805	(a)(b)
Georgia Power Co. Plant Vogtle Project	2.350%	12/11/20	8,900,000	9,099,894	(a)(b)
Georgia Transmission Corp. Vogtle Project	1.300%	5/3/18	11,150,000	11,212,997	(a)(b)
Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	12,300,000	12,584,130	(a)(b)
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Second Indenture	0.910%	7/1/17	5,000,000	4,993,900	(a)(b)
Monroe County, GA, Development Authority, PCR:
Gulf Power Co.	1.700%	6/21/17	2,500,000	2,510,850	(a)(b)
Gulf Power Co., Plant Scherer Project	2.000%	6/21/18	6,500,000	6,572,215	(a)(b)
Oglethorpe Power Corp. Scherer Project	2.400%	4/1/20	2,335,000	2,390,503	(a)(b)
Private Colleges & Universities Authority, GA, Revenue, Agnes Scott College	2.500%	6/1/19	3,000,000	3,053,820	(a)(b)
Richmond County, GA, Board of Education, GO	5.000%	10/1/17	2,750,000	2,856,150
Total Georgia				86,592,044
Hawaii — 0.1%
Hawaii State Department of Budget & Finance, Special Purpose Senior Living Revenue:
Kahala Senior Living Community Inc.	4.500%	11/15/16	1,335,000	1,336,749
Kahala Senior Living Community Inc.	5.000%	11/15/18	400,000	430,188
Total Hawaii				1,766,937
Idaho — 0.1%
Ada & Canyon Counties, ID, Joint School District #3 Kuna, GO, Sales Tax Guaranty	2.000%	9/15/17	1,145,000	1,157,332
Illinois — 8.6%
Chicago, IL Motor Fuel Tax Revenue	5.000%	1/1/19	1,150,000	1,199,209
Chicago, IL, Board of Education, GO, Capital Appreciation, School Reform, NATL	0.000%	12/1/16	2,375,000	2,370,107
Chicago, IL, GO	5.000%	1/1/18	2,100,000	2,142,651
Chicago, IL, GO	5.000%	1/1/19	4,600,000	4,748,994
Chicago, IL, GO	5.000%	1/1/20	4,850,000	5,064,225
Chicago, IL, Midway Airport Revenue	5.000%	1/1/20	2,000,000	2,214,640	(c)
Chicago, IL, O’Hare International Airport Revenue, General, Senior Lien	4.000%	1/1/19	20,000,000	21,138,000	(c)
Chicago, IL, Park District, GO:
Harbor Facilities	4.000%	1/1/18	1,150,000	1,182,821
Harbor Facilities	5.000%	1/1/19	1,000,000	1,070,590
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/18	1,500,000	1,558,230
Illinois State EFA Revenue, University of Chicago	1.550%	2/13/20	2,500,000	2,502,375	(a)(b)
Illinois State Finance Authority Revenue, Ascension Health	5.000%	5/1/17	2,300,000	2,347,679	(a)(b)

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State Municipal Electric Agency Power Supply Revenue	5.000%	2/1/18	$2,000,000	$2,097,120
Illinois State Sales Tax Revenue:
Build Illinois	5.000%	6/15/17	3,435,000	3,522,043
Build Illinois-Junior Obligation	5.000%	6/15/17	3,245,000	3,327,228
Build Illinois-Junior Obligation	4.000%	6/15/20	8,825,000	9,637,871
Illinois State Toll Highway Authority Revenue	5.000%	12/1/19	1,950,000	2,175,108
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	6/15/17	6,100,000	6,163,379
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	12/15/17	4,000,000	4,019,480
Illinois State, GO	5.000%	4/1/17	3,750,000	3,806,812
Illinois State, GO	5.000%	8/1/17	7,000,000	7,173,670
Illinois State, GO	4.000%	7/1/18	9,460,000	9,715,704
Illinois State, GO	5.000%	7/1/19	8,900,000	9,426,613
Illinois State, GO	5.000%	2/1/22	20,000,000	21,835,400	(f)
McHenry County, IL, Debt Certificates	3.000%	12/30/16	2,000,000	2,007,260
Regional Transportation, IL, Authority Revenue, NATL	6.250%	7/1/20	9,920,000	11,646,477
University of Illinois, IL, Board of Trustees, COP	3.000%	8/15/18	10,000,000	10,334,500
Total Illinois				154,428,186
Indiana — 3.7%
Indiana State Finance Authority, EDR, Republic Services Inc. Project	0.850%	12/1/16	3,500,000	3,499,965	(a)(b)(c)
Indiana State Finance Authority, Hospital Revenue:
Methodist Hospitals Inc.	5.000%	9/15/17	250,000	258,030
Methodist Hospitals Inc.	5.000%	9/15/19	300,000	329,259
Indiana State Health Facilities Financing Authority Revenue:
Ascension Health Credit Group	1.150%	12/1/17	2,770,000	2,778,310	(a)(b)
Ascension Health Credit Group	1.250%	5/1/20	3,950,000	3,916,504	(a)(b)
Whiting, IN, Environmental Facilities Revenue:
BP Products North America Inc. Project	5.000%	11/1/22	15,000,000	17,474,850	(a)(b)(c)
BP Products North America Inc. Project	5.000%	3/1/23	10,000,000	11,587,600	(a)(b)(c)
BP Products North America Inc. Project, BP PLC	1.380%	12/2/19	20,000,000	19,789,600	(a)(b)(c)
BP Products North America Inc., BP PLC	1.850%	10/1/19	6,000,000	6,057,840	(a)(b)
Total Indiana				65,691,958
Kansas — 0.2%
Kansas State Department of Transportation Highway Revenue:
LIBOR Index	0.673%	9/1/18	2,000,000	1,989,240	(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	17

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Kansas — continued
LIBOR Index	0.753%	9/1/19	$2,000,000	$1,988,580	(b)
Total Kansas				3,977,820
Kentucky — 2.3%
Carroll County, KY, PCR, Kentucky Utilities Co. Project	1.050%	9/1/19	2,500,000	2,470,325	(a)(b)
Kentucky Public Transportation Infrastructure Authority Toll Revenue, BAN, Downtown Crossing Project	5.000%	7/1/17	15,970,000	16,384,262
Trimble County, KY, PCR	1.350%	5/1/18	14,000,000	14,014,420	(a)(b)(c)
Trimble County, KY, PCR, Louisville Gas & Electric Co., Remarketed 12/15/14	1.050%	3/1/18	7,500,000	7,479,300	(a)(b)
Total Kentucky				40,348,307
Louisiana — 0.1%
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/18	850,000	902,810
Maryland — 0.1%
Maryland State Transportation Authority, Passenger Facility Charge Revenue, Baltimore/Washington International	5.000%	6/1/17	1,965,000	2,012,239	(c)
Massachusetts — 2.6%
Massachusetts State DFA Revenue:
Avon Associates LLC Project, AGM	4.000%	10/1/17	1,020,000	1,050,325
Partners Healthcare System Inc.	1.180%	1/30/18	8,785,000	8,786,669	(a)(b)
Massachusetts State HEFA Revenue:
Amherst College	0.800%	12/1/17	6,500,000	6,481,215	(a)(b)
Refunding\Partners Healthcare Systems	5.000%	7/1/18	2,575,000	2,647,538
Massachusetts State, GO:
Consolidated Loan	0.970%	1/1/17	26,500,000	26,505,035	(b)
Consolidated Loan	1.060%	1/1/18	1,880,000	1,880,977	(b)
Total Massachusetts				47,351,759
Michigan — 3.6%
Detroit, MI, City School District, GO, School Building & Site Improvement, Q-SBLF	5.000%	5/1/17	2,500,000	2,548,700
Gibraltar, MI, School District, GO, Q-SBLF	5.000%	5/1/17	1,100,000	1,123,309
Michigan State Finance Authority Revenue	5.000%	10/1/20	1,215,000	1,341,530
Michigan State Finance Authority Revenue	5.000%	10/1/21	1,300,000	1,469,546
Michigan State Finance Authority Revenue:
Ascension Health	1.100%	8/15/19	4,700,000	4,688,438	(a)(b)
Detroit School District, Q-SBLF	5.000%	5/1/18	3,410,000	3,597,686
Hospital Oakwood Obligated Group	4.000%	11/1/16	2,240,000	2,240,000
Hospital Oakwood Obligated Group	4.000%	11/1/17	4,645,000	4,771,762
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/20	7,000,000	7,842,870

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Hospital Finance Authority Revenue:
Ascension Health	1.400%	6/29/18	$8,745,000	$8,808,052	(a)(b)
Ascension Health Credit Group	1.500%	5/1/20	2,320,000	2,320,000	(a)(b)
Michigan State Strategic Fund Ltd. Obligation Revenue, Events Center Project	4.125%	1/1/19	20,000,000	20,352,800	(a)(b)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	5.000%	9/1/18	1,600,000	1,715,008
Wyandotte, MI, School District, GO, Q-SBLF	5.000%	5/1/17	1,305,000	1,331,661
Total Michigan				64,151,362
Minnesota — 0.6%
Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue	5.000%	1/1/20	3,500,000	3,914,750
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System, NATL	5.000%	11/15/18	6,090,000	6,352,662
Total Minnesota				10,267,412
Mississippi — 0.4%
Mississippi State Business Finance Corp., Solid Waste Disposal Revenue:
Waste Management Inc. Project	1.000%	7/1/17	4,000,000	4,001,040
Waste Management Inc. Project	1.125%	9/1/17	1,550,000	1,551,457	(a)(b)
Mississippi State Development Bank Special Obligation Revenue, City of Jackson, Capital City Convention Center, Municipal Government Gtd.	5.000%	3/1/19	1,000,000	1,077,360
Total Mississippi				6,629,857
Missouri — 0.2%
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	2.850%	9/1/18	3,500,000	3,503,955
Nebraska — 0.4%
Central Plains Energy Project, NE, Gas Project Revenue:
Project #1, Goldman Sachs Group Inc.	5.250%	12/1/18	3,000,000	3,243,390
Project #3	5.000%	9/1/18	4,050,000	4,321,228
Total Nebraska				7,564,618
Nevada — 0.5%
Clark County, NV, Airport Revenue, Junior Subordinated Lien Notes	5.000%	7/1/17	3,000,000	3,080,460	(c)
Clark County, NV, PCR, Southern California Edison Co.	1.875%	4/1/20	3,650,000	3,673,469	(a)(b)
Washoe County, NV, Gas Facilities Revenue, Sierra Pacific Power Co.	1.500%	6/3/19	3,000,000	2,977,380	(a)(b)(c)
Total Nevada				9,731,309

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	19

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Hampshire — 0.3%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.	2.125%	6/1/18	$5,000,000	$5,052,450	(a)(b)(c)
New Jersey — 9.0%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/18	1,000,000	1,051,540
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/20	1,000,000	1,069,310
Hamilton Township, NJ, Mercer County, GO	3.000%	8/1/17	1,750,000	1,779,558
Hamilton Township, NJ, Mercer County, GO	4.000%	8/1/18	1,000,000	1,053,520
Lenape, NJ, Regional High School District, GO, School Board Reserve Fund	4.000%	3/15/18	1,000,000	1,041,170
Mount Laurel Township, NJ, Board of Education, GO:
School Board Reserve Fund	4.000%	8/1/17	1,000,000	1,023,320
School Board Reserve Fund	4.000%	8/1/18	1,000,000	1,051,740
New Jersey State EDA Lease Revenue:
Rutgers University	5.000%	6/15/18	1,000,000	1,065,310
Rutgers University	5.000%	6/15/19	1,380,000	1,520,691
New Jersey State EDA Revenue	5.000%	6/15/17	6,000,000	6,110,760
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	2,965,000	3,137,830	(c)
School Facilities Construction	1.360%	2/1/17	8,500,000	8,500,935	(b)
School Facilities Construction	5.000%	6/15/18	2,500,000	2,627,675
School Facilities Construction, SIFMA	1.530%	2/1/17	5,350,000	5,351,016	(b)
School Facilities Construction, State Appropriations	5.000%	3/1/19	10,365,000	11,313,916	(d)
New Jersey State EFA Revenue:
Kean University	5.000%	7/1/20	1,000,000	1,121,170
Rider University	5.000%	7/1/17	1,000,000	1,023,250
New Jersey State Higher Education Assistance Authority, Student Loan Revenue:
Senior	5.000%	12/1/16	1,000,000	1,003,260	(c)
Senior	4.000%	12/1/17	1,500,000	1,540,575	(c)
Senior	5.000%	12/1/18	3,000,000	3,199,950	(c)
Senior	3.000%	12/1/19	10,250,000	10,548,172	(c)
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement Notes	5.000%	6/15/22	5,000,000	5,609,300	(f)
Transportation Program	1.830%	12/15/21	15,000,000	14,509,200	(a)(b)
Transportation Program, State Appropriations	5.000%	6/15/17	1,000,000	1,023,700
Transportation Program, State Appropriations	4.000%	6/15/18	5,875,000	6,081,859

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Transportation Program, State Appropriations	5.000%	6/15/22	$5,000,000	$5,609,300
Transportation System	5.000%	12/15/17	5,000,000	5,210,050
Transportation System	5.000%	12/15/18	8,300,000	8,824,062
Transportation System, XLCA	5.000%	12/15/16	1,825,000	1,833,942
New Jersey State Turnpike Authority Revenue	1.110%	1/1/17	5,150,000	5,151,390	(b)
New Jersey State Turnpike Authority Revenue	1.250%	1/1/17	11,000,000	11,002,530	(a)(b)
New Jersey State Turnpike Authority Revenue	0.923%	1/1/18	5,000,000	4,990,250	(a)(b)
New Jersey State Turnpike Authority Revenue	1.180%	1/1/18	3,000,000	3,006,330	(b)
Newark, NJ, GO, Qualified General Improvement	5.000%	7/15/18	4,000,000	4,202,240
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/17	775,000	788,904	(d)
Passaic Valley, NJ, Sewage Commissioners Sewer System Revenue, AGM	5.000%	12/1/20	7,295,000	8,341,687
Rutgers State University Revenue	4.000%	5/1/18	750,000	784,320
Salem County, NJ, Industrial PCFA Revenue, Philadelphia Electric Co.	2.500%	3/1/19	3,000,000	3,027,090	(a)(b)(c)
Trenton, NJ, GO	4.000%	7/15/18	1,895,000	1,957,345
Union County, NJ, GO:
School Board Reserve Fund	4.000%	3/1/18	975,000	1,015,453
School Board Reserve Fund	4.000%	3/1/18	25,000	26,024	(d)
School Board Reserve Fund	4.000%	3/1/19	1,465,000	1,565,865
School Board Reserve Fund	4.000%	3/1/19	35,000	37,401	(d)
Total New Jersey				160,732,910
New Mexico — 3.8%
Farmington, NM, PCR:
Public Service Co. of New Mexico	1.875%	10/1/21	3,000,000	2,984,610	(a)(b)
Southern California Edison Co.	1.875%	4/1/20	24,750,000	24,958,395	(a)(b)
New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue:
SPA-Royal Bank of Canada	1.103%	8/1/19	16,000,000	15,923,200	(a)(b)
SPA-Royal Bank of Canada	5.000%	8/1/19	21,160,000	23,227,544	(a)(b)
Total New Mexico				67,093,749
New York — 9.8%
Build NYC Resource Corp., NY, Revenue, YMCA of Greater New York Project	5.000%	8/1/17	660,000	678,619
Build NYC Resource Corp., NY, Solid Waste Disposal Revenue, Pratt Paper Inc. Project	3.750%	1/1/20	540,000	560,245	(c)(e)
Erie County, NY, Fiscal Stability Authority Revenue:
Sales Tax & State Aid Secured	5.000%	1/15/19	1,000,000	1,088,870
Sales Tax & State Aid Secured	4.000%	3/15/19	600,000	643,158

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	21

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Greece, NY, CSD, GO	5.000%	12/15/17	$650,000	$680,433
Long Island, NY, Power Authority Electric System Revenue	1.249%	11/1/18	1,500,000	1,497,345	(a)(b)
Long Island, NY, Power Authority Revenue	5.250%	4/1/19	2,140,000	2,349,099
Long Island, NY, Power Authority Revenue	5.250%	4/1/19	2,060,000	2,268,554	(d)
Monroe County, NY, GO:
BAM	4.000%	6/1/19	5,165,000	5,524,174
BAM	5.000%	6/1/20	5,115,000	5,757,239
MTA, NY, Dedicated Tax Fund Revenue	1.210%	11/1/19	3,155,000	3,164,244	(a)(b)
Nassau County, NY, Local Economic Assistance Corp. Revenue:
South Nassau Communities Hospital	5.000%	7/1/18	1,275,000	1,357,046
Winthrop University Hospital Assistance Project	5.000%	7/1/18	685,000	726,970
New York City, NY, HDC Revenue	5.000%	7/1/17	4,375,000	4,492,906
New York City, NY, HDC Revenue	5.000%	7/1/18	3,250,000	3,460,243
New York City, NY, TFA Revenue, Future Tax Secured	2.000%	8/1/18	10,000,000	10,198,700
New York State Dormitory Authority Revenue, Non-State Supported Debt, Wyckoff Heights Medical Center, State Appropriations	4.000%	2/15/19	2,785,000	2,964,633
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations	5.000%	5/1/19	40,305,000	44,151,709
New York State Thruway Authority, State Personal Income Tax Revenue:
Transportation	5.000%	3/15/17	1,250,000	1,269,913
Transportation	4.000%	3/15/18	1,000,000	1,043,120
New York State Transportation Development Corp. Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/21	10,000,000	11,156,600	(c)
Terminal One Group Association LP	5.000%	1/1/20	6,255,000	6,952,933	(c)
Orange County, NY, Funding Corp. Revenue:
Mount St. Mary College	4.000%	7/1/17	1,060,000	1,079,758
Mount St. Mary College	4.000%	7/1/18	1,110,000	1,156,087
Port Authority of New York & New Jersey Revenue	5.000%	10/1/20	12,500,000	14,217,000	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/1/21	5,000,000	5,838,400	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/1/22	10,000,000	11,935,100	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/15/24	5,985,000	6,934,221	(c)
Schenectady County, NY, Capital Resource Corp. Revenue, FHA 242, Ellis Hospital	1.750%	2/15/18	480,000	480,643
Suffolk County, NY, GO, AGM	5.000%	10/1/18	1,000,000	1,070,390

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Tobacco Settlement Financing Corp., NY, Revenue:
State Appropriations	5.000%	6/1/21	$7,500,000	$7,692,675
State Appropriations	5.000%	6/1/22	7,700,000	7,897,813
Triborough Bridge & Tunnel Authority, NY, Revenue	0.653%	11/1/16	3,385,000	3,385,000	(a)(b)
Utility Debt Securitization Authority, NY, Revenue, Restructuring	5.000%	12/15/18	1,000,000	1,005,360
Total New York				174,679,200
North Carolina — 0.2%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Wake Forest Baptist Obligated Group	1.370%	12/1/17	4,460,000	4,449,118	(a)(b)
Ohio — 0.7%
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/17	1,350,000	1,359,490
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/18	1,000,000	1,047,600
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/19	2,200,000	2,373,844
Lancaster, OH, Port Authority Gas Revenue:
SPA-Royal Bank of Canada	0.953%	2/1/19	2,000,000	1,987,920	(b)
SPA-Royal Bank of Canada	0.973%	8/1/19	2,000,000	1,984,620	(b)
Ohio State Water Development Authority Revenue, Waste Management Inc. Project	1.550%	7/1/21	1,800,000	1,794,348
Warren County, OH, Health Care Facilities Revenue, Otterbein Homes Obligation	5.000%	7/1/20	2,550,000	2,852,226
Total Ohio				13,400,048
Oklahoma — 0.2%
Oklahoma State Development Finance Authority Health System Revenue	5.000%	8/15/17	1,500,000	1,549,920
Oklahoma State Development Finance Authority Revenue, St. John Health System Inc.	5.000%	2/15/17	1,500,000	1,517,730
Total Oklahoma				3,067,650
Oregon — 0.3%
Gilliam County, OR, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.500%	10/1/18	3,000,000	3,026,610
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor	4.000%	10/1/18	1,070,000	1,122,687
Portland, OR, River District Urban Renewal & Redevelopment Tax Allocation	5.000%	6/15/18	1,000,000	1,063,640
Total Oregon				5,212,937
Pennsylvania — 7.4%
Allegheny County, PA, Higher Education Building Authority University Revenue:
Duquesne University of the Holy Spirit	5.000%	3/1/18	1,000,000	1,051,520
Duquesne University of the Holy Spirit	5.000%	3/1/19	500,000	542,755

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	23

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Cambria County, PA, GO:
BAM	4.000%	8/1/17	$685,000	$701,125
BAM	4.000%	8/1/17	435,000	445,536	(d)
Delaware River Port Authority, PA, Revenue:
Port District Project	5.000%	1/1/17	2,100,000	2,114,322
Port District Project	5.000%	1/1/18	1,235,000	1,288,636
Port District Project	5.000%	1/1/19	3,490,000	3,758,032
Montgomery County, PA, IDA Revenue, Peco Energy Co. Project	2.550%	6/1/20	3,000,000	3,046,260	(a)(b)
Pennsylvania State Economic Development Financing Authority, Exempt Facilities Revenue:
Amtrak Project	5.000%	11/1/16	325,000	325,000	(c)
Amtrak Project	5.000%	11/1/17	1,920,000	1,997,376	(c)
Amtrak Project	3.000%	11/1/18	750,000	766,365	(c)
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.500%	5/1/18	2,000,000	2,008,180	(a)(b)
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/21	3,000,000	3,257,220
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	7/1/21	7,500,000	7,857,000
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/22	4,000,000	4,118,880
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program-Messiah College	4.000%	11/1/17	1,145,000	1,179,831
AICUP Financing Program-Messiah College	4.000%	11/1/18	700,000	732,424
Delaware Valley College of Science & Agriculture	4.000%	11/1/17	1,030,000	1,044,368
Shippensburg University Student Services Inc.	4.000%	10/1/17	265,000	267,968
Shippensburg University Student Services Inc.	4.000%	10/1/18	560,000	573,686
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.750%	4/1/17	835,000	837,113	(c)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.850%	10/1/17	625,000	628,500	(c)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	2.000%	4/1/18	1,000,000	1,008,630	(c)
Pennsylvania State IDA Revenue, Economic Development	5.000%	7/1/17	4,895,000	5,029,563
Pennsylvania State Public School Building Authority Palease Revenue:
Philadelphia School District	4.000%	6/1/18	2,160,000	2,234,606
Philadelphia School District	5.000%	6/1/19	1,500,000	1,616,805
Pennsylvania State Turnpike Commission Revenue	1.330%	12/1/19	10,000,000	9,977,000	(b)
Pennsylvania State Turnpike Commission Revenue	1.510%	12/1/20	13,775,000	13,735,466	(b)

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Turnpike Commission Revenue	1.610%	12/1/21	$5,000,000	$4,990,800	(b)
Pennsylvania State Turnpike Commission Revenue:
SIFMA	1.230%	12/1/17	18,820,000	18,827,528	(b)
SIFMA	1.310%	12/1/18	2,500,000	2,500,000	(b)
Pennsylvania State, GO	5.000%	6/15/24	2,000,000	2,423,480
Philadelphia, PA, Gas Works Revenue:
1998 General Ordinance	5.000%	10/1/20	2,000,000	2,268,980
1998 General Ordinance	5.000%	10/1/21	1,000,000	1,160,470
Philadelphia, PA, Hospitals & Higher EFA Revenue, Temple University Health System	5.000%	7/1/17	1,000,000	1,020,980
Philadelphia, PA, School District, GO	5.000%	9/1/17	4,750,000	4,883,380
Philadelphia, PA, School District, GO	5.000%	9/1/19	5,990,000	6,496,994
Philadelphia, PA, School District, GO	5.000%	9/1/19	1,250,000	1,354,487	(f)
Philadelphia, PA, Water and Wastewater Revenue	5.000%	1/1/19	1,455,000	1,574,863
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/18	3,405,000	3,524,584	(c)
Trinity, PA, Area School District, GO:
AGM	4.000%	11/1/16	2,950,000	2,950,000	(d)
AGM	4.000%	11/1/16	2,090,000	2,090,000
AGM	5.000%	11/1/17	2,850,000	2,969,187	(d)
AGM	5.000%	11/1/17	2,025,000	2,096,746
Total Pennsylvania				133,276,646
South Carolina — 1.1%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/18	1,000,000	1,080,320
South Carolina State Jobs-EDA Revenue:
Bon Secours Health Systems Inc.	4.500%	11/1/17	500,000	517,575
Bon Secours Health Systems Inc.	5.000%	11/1/18	1,500,000	1,612,920
South Carolina State Public Service Authority Revenue:
Santee Cooper Project	5.000%	12/1/16	8,000,000	8,027,280
Santee Cooper Project	5.000%	12/1/17	8,000,000	8,359,840
Total South Carolina				19,597,935
Tennessee — 0.2%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Baptist Memorial Health Care Obligated Group	5.000%	9/1/17	3,695,000	3,818,376
Texas — 11.6%
Austin, TX, GO, Public Property Finance Contractual	5.000%	9/1/18	1,995,000	2,064,825
Beaumont, TX, ISD, GO, PSF-GTD	5.000%	2/15/19	4,220,000	4,590,052

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	25

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Central Texas Regional Mobility Authority Revenue:
Senior Lien	5.000%	1/1/18	$1,000,000	$1,041,300
Senior Lien	5.000%	1/1/19	500,000	536,845
Dallas, TX, GO	5.000%	2/15/18	1,675,000	1,763,507
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/16	1,000,000	1,000,000
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/17	2,000,000	2,083,860
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/18	1,000,000	1,081,070
Dallas-Fort Worth, TX, International Airport Revenue, Joint	5.000%	11/1/17	2,575,000	2,679,030	(c)
Denton, TX, ISD, GO, PSF-GTD, School Building	2.000%	8/1/20	2,000,000	2,042,220	(a)(b)
Goose Creek, TX, Consolidated ISD, GO, PSF-GTD, School Building	1.350%	8/15/18	10,000,000	10,028,100	(a)(b)
Gulf Coast, TX, Waste Disposal Authority Revenue, U.S. Steel Corp. Project	5.750%	9/1/17	3,000,000	3,024,210
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Hospital, Memorial Hermann Health System	1.210%	12/1/19	3,425,000	3,414,520	(a)(b)
Memorial Hermann Healthcare System	1.130%	6/1/17	3,600,000	3,601,080	(b)
Memorial Hermann Healthcare System	1.380%	6/1/20	1,065,000	1,065,671	(b)
Harris County, TX, Revenue:
Toll Road	1.260%	8/15/17	5,500,000	5,499,340	(b)
Toll Road	1.410%	8/15/18	6,000,000	6,010,320	(b)
Houston, TX, Airport System Revenue	5.000%	7/1/17	10,000,000	10,266,200	(c)
Houston, TX, Airport System Revenue, United Airlines Inc., Terminal E Project	4.500%	7/1/20	8,150,000	8,807,216	(c)
Katy, TX, ISD, GO, PSF-GTD	5.000%	8/15/17	4,875,000	5,029,440	(a)(b)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project	5.000%	11/1/17	7,710,000	7,996,426	(c)
North East, TX, ISD, GO, School Building, PSF-GTD	2.000%	8/1/19	14,645,000	14,876,684	(a)(b)
North Texas Tollway Authority Revenue:
First Tier	1.430%	1/1/19	11,000,000	11,049,830	(a)(b)
First Tier	1.300%	1/1/20	43,150,000	43,348,490	(a)(b)
Round Rock, TX, ISD, GO, PSF-GTD	1.500%	8/1/21	5,000,000	4,916,350	(a)(b)
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas	5.000%	10/1/17	1,075,000	1,116,398
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckingham Senior Living Community Project	3.875%	11/15/20	3,000,000	3,029,670
Texas A & M University Revenue:
Financing System	5.000%	5/15/17	1,625,000	1,662,570
Financing System	5.000%	5/15/18	1,000,000	1,063,400

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	$21,700,000	$22,277,871
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/16	4,720,000	4,743,364
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, 1st Tier	5.000%	12/15/17	4,000,000	4,177,640
Texas State Transportation Commission Turnpike System Revenue	5.000%	4/1/20	7,500,000	8,401,500	(a)(b)
Texas State, GO, Transport Commission — Mobility Fund	1.010%	10/1/18	4,000,000	3,980,960	(a)(b)
Total Texas				208,269,959
Virginia — 1.9%
Henrico County, VA, EDA Revenue, Bon Secours Health Systems Inc.	4.000%	11/1/16	700,000	700,000
Louisa, VA, IDA, PCR, Virginia Electric & Power Co.	0.700%	12/1/16	4,500,000	4,499,595	(a)(b)
Wise County, VA, IDA, Solid Waste & Sewage Disposal Revenue:
Virginia Electric & Power Co.	1.875%	6/1/20	5,000,000	5,058,050	(a)(b)
Virginia Electric & Power Co.	2.150%	9/1/20	14,500,000	14,822,045	(a)(b)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	1.875%	5/16/19	8,150,000	8,274,695	(a)(b)
Total Virginia				33,354,385
Washington — 0.4%
Port of Seattle, WA, Revenue, Intermediate	5.000%	8/1/20	2,000,000	2,271,920	(c)
Spokane, WA, Public Facilities District Revenue	5.000%	12/1/18	1,130,000	1,211,315
Washington State HFC Revenue, Heron’s Key Senior Living	4.875%	1/1/22	3,000,000	3,047,130	(e)
Total Washington				6,530,365
West Virginia — 0.4%
West Virginia State University Revenue, West Virginia University Project	1.160%	10/1/19	7,000,000	6,998,600	(a)(b)
Wisconsin — 0.8%
Public Finance Authority, WI, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.000%	6/1/21	5,500,000	5,543,285	(a)(b)(c)
Wisconsin State HEFA Revenue, Ascension Senior Credit Group	1.375%	12/3/19	6,000,000	6,001,800	(a)(b)(f)
Wisconsin State Transportation Revenue	4.000%	7/1/17	2,150,000	2,197,128
Total Wisconsin				13,742,213
Total Municipal Bonds (Cost — $1,717,363,620)				1,725,074,826
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates:
M012 A1A1	1.600%	8/15/51	5,000,000	4,958,175
M012 A1A2	1.600%	8/15/51	3,000,000	2,974,905
Total Collateralized Mortgage Obligations (Cost — $8,000,000)				7,933,080
Total Investments before Short-Term Investments (Cost — $1,725,363,620)				1,733,007,906

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	27

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.5%
Municipal Bonds — 4.5%
California — 0.0%
Calleguas-Las Virgenes, CA, Public Financing Authority Revenue, Municipal Water District Project, LOC-Wells Fargo Bank N.A.	0.570%	7/1/37	$650,000	$650,000	(g)(h)
Florida — 0.4%
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health System	0.600%	11/15/33	1,900,000	1,900,000	(g)(h)
North Broward, FL, Hospital District Revenue, NATL, LOC-Wells Fargo Bank N.A.	0.600%	1/15/27	4,200,000	4,200,000	(g)(h)
Total Florida				6,100,000
Georgia — 0.2%
Heard County, GA, Development Authority Revenue	0.540%	9/1/29	3,300,000	3,300,000	(g)(h)
Indiana — 0.2%
Indiana State Finance Authority Hospital Revenue, Parkview Health System, LOC-Wells Fargo Bank N.A.	0.590%	11/1/39	4,200,000	4,200,000	(g)(h)
Massachusetts — 0.4%
Massachusetts State DFA Revenue, Partners Healthcare Systems Inc., SPA-Wells Fargo Bank N.A.	0.600%	7/1/46	4,700,000	4,700,000	(g)(h)
Massachusetts State HEFA Revenue, Partners Healthcare Systems Inc., SPA-JPMorgan Chase	0.600%	7/1/27	2,200,000	2,200,000	(g)(h)
Total Massachusetts				6,900,000
New York — 2.2%
New York City, NY, GO, AGM, SPA-Dexia Credit Local	0.730%	11/1/26	5,500,000	5,500,000	(g)(h)
New York City, NY, HDC, MFH Revenue, LIQ-Wells Fargo Bank N.A.	0.600%	5/1/18	3,700,000	3,700,000	(g)(h)
New York City, NY, Health & Hospital Corp. Revenue, LOC-JPMorgan Chase	0.660%	2/15/26	1,300,000	1,300,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2016, SPA-PNC Bank N.A.	0.540%	6/15/48	3,900,000	3,900,000	(g)(h)
Second General Resolution, SPA-Dexia Credit Local	0.850%	6/15/32	19,120,000	19,120,000	(g)(h)
New York City, NY, TFA Revenue, Future Tax Secured, SPA-Dexia Credit Local	0.730%	8/1/23	2,575,000	2,575,000	(g)(h)
New York City, NY, Trust for Cultural Resources Revenue, Metropolitan Museum of Art	0.630%	10/1/36	1,850,000	1,850,000	(g)(h)
New York State LGAC Revenue, Senior Lien, SPA-JPMorgan Chase	0.600%	4/1/21	555,000	555,000	(g)(h)
Triborough Bridge & Tunnel Authority, NY, Revenue:
LOC-Helaba	0.560%	11/1/32	100,000	100,000	(g)(h)
LOC-Wells Fargo Bank N.A.	0.480%	1/1/33	300,000	300,000	(g)(h)
Total New York				38,900,000

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — 0.1%
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.590%	2/1/34	$2,450,000	$2,450,000	(g)(h)
Ohio — 0.4%
Ohio State Hospital Revenue, University Hospitals Health System Inc.	0.760%	1/15/45	7,000,000	7,000,000	(g)(h)
Vermont — 0.3%
Vermont State Housing Finance Agency Revenue, Multiple Purpose, AGM, SPA-Bank of New York Mellon	0.680%	5/1/37	6,100,000	6,100,000	(c)(g)(h)
West Virginia — 0.3%
Fayette County, WV, Commission, Solid Waste Disposal Facilities Revenue, Georgia Pacific Corp., LOC-Georgia-Pacific LLC	0.800%	5/1/18	5,000,000	5,000,000	(c)(e)(g)(h)
Total Municipal Bonds (Cost — $80,600,000)				80,600,000

			Shares
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $98,156)	0.251%		98,156	98,156
Total Short-Term Investments (Cost — $80,698,156)				80,698,156
Total Investments — 101.4% (Cost — $1,806,061,776#)				1,813,706,062
Liabilities in Excess of Other Assets — (1.4)%				(24,751,892)
Total Net Assets — 100.0%				$1,788,954,170

(a)	Maturity date shown represents the mandatory tender date.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Security is purchased on a when-issued basis.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

#	Aggregate cost for federal income tax purposes is $1,805,993,582.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	29

Schedule of investments (cont’d)

October 31, 2016

Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AICUP	— Association of Independent Colleges and Universities of Pennsylvania
BAM	— Build America Mutual — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CSD	— Central School District
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
ISD	— Independent School District
LGAC	— Local Government Assistance Corporation
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SCAGO	— South Carolina Association of Governmental Organizations
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USD	— Unified School District

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Western Asset Short Duration Municipal Income Fund

Ratings table (unaudited)*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	7.2%
AA/Aa	34.7
A	41.8
BBB/Baa	8.5
BB/Ba	1.5
B/B	0.2
A-1/VMIG 1	4.0
NR***	2.1
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	31

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $1,806,061,776)	$1,813,706,062
Interest receivable	15,725,261
Receivable for Fund shares sold	3,382,718
Receivable for securities sold	495,000
Prepaid expenses	60,369
Total Assets	1,833,369,410

Liabilities:
Payable for securities purchased	37,861,489
Payable for Fund shares repurchased	4,858,408
Investment management fee payable	685,974
Service and/or distribution fees payable	477,737
Distributions payable	85,130
Trustees’ fees payable	2,872
Due to custodian	877
Accrued expenses	442,753
Total Liabilities	44,415,240
Total Net Assets	$1,788,954,170

Net Assets:
Par value (Note 7)	$3,500
Paid-in capital in excess of par value	1,790,164,908
Undistributed net investment income	1,048,781
Accumulated net realized loss on investments	(9,907,305)
Net unrealized appreciation on investments	7,644,286
Total Net Assets	$1,788,954,170

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Net Assets:
Class A	$351,815,369
Class A2	$1,255,065
Class C	$1,016,496,585
Class I	$419,387,151

Shares Outstanding:
Class A	68,829,596
Class A2	245,574
Class C	198,890,600
Class I	82,045,347

Net Asset Value:
Class A (and redemption price)	$5.11
Class A2 (and redemption price)	$5.11
Class C (and redemption price)	$5.11
Class I (and redemption price)	$5.11
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.23
Class A2 (based on maximum initial sales charge of 2.25%)	$5.23

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	33

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Interest	$30,912,050

Expenses:
Investment management fee (Note 2)	8,110,750
Service and/or distribution fees (Notes 2 and 5)	5,709,477
Transfer agent fees (Note 5)	821,358
Fund accounting fees	144,249
Registration fees	132,064
Legal fees	126,963
Audit and tax fees	54,682
Shareholder reports	42,477
Trustees’ fees	32,974
Insurance	26,392
Commitment fees (Note 8)	20,255
Custody fees	11,708
Miscellaneous expenses	37,458
Total Expenses	15,270,807
Net Investment Income	15,641,243

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(505,555)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(4,862,717)
Net Loss on Investments	(5,368,272)
Increase in Net Assets From Operations	$10,272,971

See Notes to Financial Statements.

34	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment income	$15,641,243	$19,764,737
Net realized loss	(505,555)	(2,011,350)
Change in net unrealized appreciation (depreciation)	(4,862,717)	(16,192,821)
Increase in Net Assets From Operations	10,272,971	1,560,566

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,420,652)	(18,906,709)
Decrease in Net Assets From Distributions to Shareholders	(15,420,652)	(18,906,709)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	776,204,366	841,793,567
Reinvestment of distributions	14,130,765	17,535,302
Cost of shares repurchased	(916,229,231)	(1,091,885,120)
Decrease in Net Assets From Fund Share Transactions	(125,894,100)	(232,556,251)
Decrease in Net Assets	(131,041,781)	(249,902,394)

Net Assets:
Beginning of year	1,919,995,951	2,169,898,345
End of year*	$1,788,954,170	$1,919,995,951
*Includes undistributed net investment income of:	$1,048,781	$907,640

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	35

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$5.12	$5.17	$5.15	$5.20	$5.16

Income (loss) from operations:
Net investment income	0.05	0.06	0.07	0.06	0.08
Net realized and unrealized gain (loss)	(0.01)	(0.05)	0.02	(0.05)	0.04
Total income from operations	0.04	0.01	0.09	0.01	0.12

Less distributions from:
Net investment income	(0.05)	(0.06)	(0.07)	(0.06)	(0.08)
Total distributions	(0.05)	(0.06)	(0.07)	(0.06)	(0.08)

Net asset value, end of year	$5.11	$5.12	$5.17	$5.15	$5.20
Total return[2]	0.85%	0.13%	1.72%	0.29%	2.35%

Net assets, end of year (000s)	$351,815	$418,493	$436,079	$533,298	$508,851

Ratios to average net assets:
Gross expenses	0.66%	0.65%	0.66%	0.66%	0.65%
Net expenses[3]	0.66	0.65	0.66	0.66	0.65
Net investment income	1.05	1.15	1.33	1.25	1.55

Portfolio turnover rate	30%	30%	23%	28%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

36	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2016	2015[2]

Net asset value, beginning of year	$5.13	$5.15

Income (loss) from operations:
Net investment income	0.04	0.04
Net realized and unrealized loss	(0.02)	(0.02)
Total income from operations	0.02	0.02

Less distributions from:
Net investment income	(0.04)	(0.04)
Total distributions	(0.04)	(0.04)

Net asset value, end of year	$5.11	$5.13
Total return[3]	0.46%	0.34%

Net assets, end of year (000s)	$1,255	$908

Ratios to average net assets:
Gross expenses	0.87%	0.68%[4]
Net expenses[5]	0.87	0.68 [4]
Net investment income	0.85	1.16 [4]

Portfolio turnover rate	30%	30%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 27, 2015 (inception date) to October 31, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	For the year ended October 31, 2015.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$5.12	$5.17	$5.15	$5.20	$5.16

Income (loss) from operations:
Net investment income	0.04	0.04	0.05	0.05	0.06
Net realized and unrealized gain (loss)	(0.01)	(0.05)	0.02	(0.05)	0.04
Total income (loss) from operations	0.03	(0.01)	0.07	0.00 [2]	0.10

Less distributions from:
Net investment income	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)
Total distributions	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)

Net asset value, end of year	$5.11	$5.12	$5.17	$5.15	$5.20
Total return[3]	0.49%	(0.22)%	1.36%	(0.07)%	1.99%

Net assets, end of year (000s)	$1,016,497	$1,124,188	$1,331,042	$1,410,227	$1,456,232

Ratios to average net assets:
Gross expenses	1.02%	1.01%	1.02%	1.02%	1.01%
Net expenses[4]	1.02	1.01	1.02	1.02	1.01
Net investment income	0.70	0.79	0.97	0.89	1.18

Portfolio turnover rate	30%	30%	23%	28%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

38	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$5.13	$5.17	$5.15	$5.20	$5.16

Income (loss) from operations:
Net investment income	0.06	0.06	0.07	0.07	0.09
Net realized and unrealized gain (loss)	(0.02)	(0.04)	0.02	(0.05)	0.04
Total income from operations	0.04	0.02	0.09	0.02	0.13

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.07)	(0.07)	(0.09)
Total distributions	(0.06)	(0.06)	(0.07)	(0.07)	(0.09)

Net asset value, end of year	$5.11	$5.13	$5.17	$5.15	$5.20
Total return[2]	0.73%	0.41%	1.79%	0.39%	2.50%

Net assets, end of year (000s)	$419,387	$376,406	$402,777	$290,098	$241,180

Ratios to average net assets:
Gross expenses	0.59%	0.57%	0.59%	0.60%	0.51%
Net expenses[3]	0.59	0.57	0.59	0.56 [4]	0.51
Net investment income	1.13	1.23	1.39	1.35	1.68

Portfolio turnover rate	30%	30%	23%	28%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

40	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$1,725,074,826	—	$1,725,074,826
Collateralized mortgage obligations	—	7,933,080	—	7,933,080
Total long-term investments	—	1,733,007,906	—	1,733,007,906
Short-term investments†:
Municipal bonds	—	$80,600,000	—	$80,600,000
Money market funds	$98,156	—	—	98,156
Total short-term investments	98,156	80,600,000	—	80,698,156
Total investments	$98,156	$1,813,607,906	—	$1,813,706,062

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

42	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$110,168	$(110,168)
(b)	$(79,450)	79,450	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class I shares did not exceed 0.75%, 0.95%, 1.10% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A and Class A2 shares. Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”), remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A and Class A2 shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2016, LMIS and its affiliates retained sales charges of $8,987 and $1,589 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$106,598	$496	$753

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

44	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended October 31, 2016, such purchase and sale transactions (excluding accrued interest) were $755,945,000 and $712,395,000, respectively.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$519,611,875
Sales	606,197,654

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,409,985
Gross unrealized depreciation	(2,697,505)
Net unrealized appreciation	$7,712,480

4. Derivative instruments and hedging activities

During the year ended October 31, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.15%, 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$565,264	$109,496
Class A2	1,226	1,911
Class C	5,142,987	310,285
Class I	—	399,666
Total	$5,709,477	$821,358

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$3,913,791	$4,743,921
Class A2	6,828	5,315	[1]
Class C	7,077,646	9,450,471
Class I	4,422,387	4,707,002
Total	$15,420,652	$18,906,709

[1]	For the period February 27, 2015 (inception date) to October 31, 2015.

7. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares		Amount
Class A
Shares sold	18,987,089	$97,214,764	27,485,802		$141,238,698
Shares issued on reinvestment	676,772	3,466,455	836,065		4,295,430
Shares repurchased	(32,494,574)	(166,361,156)	(31,069,380)		(159,665,389)
Net decrease	(12,830,713)	$(65,679,937)	(2,747,513)		$(14,131,261)

Class A2
Shares sold	237,054	$1,214,287	432,991	[1]	$2,224,560	[1]
Shares issued on reinvestment	1,333	6,828	1,035	[1]	5,308	[1]
Shares repurchased	(169,999)	(870,309)	(256,840)	[1]	(1,319,062)	[1]
Net increase	68,388	$350,806	177,186	[1]	$910,806	[1]

Class C
Shares sold	69,466,309	$355,961,173	78,926,951		$405,966,042
Shares issued on reinvestment	1,334,688	6,836,369	1,767,731		9,081,688
Shares repurchased	(91,291,751)	(467,494,996)	(118,982,500)		(611,355,423)
Net decrease	(20,490,754)	$(104,697,454)	(38,287,818)		$(196,307,693)

Class I
Shares sold	62,823,152	$321,814,142	56,785,104		$292,364,267
Shares issued on reinvestment	745,842	3,821,113	807,734		4,152,876
Shares repurchased	(54,958,974)	(281,502,770)	(62,105,486)		(319,545,246)
Net increase (decrease)	8,610,020	$44,132,485	(4,512,648)		$(23,028,103)

[1]	For the period February 27, 2015 (inception date) to October 31, 2015.

46	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended October 31, 2016, the Fund incurred a commitment fee in the amount of $20,255. The Fund did not utilize the Redemption Facility during the period ended October 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2016	2015
Distributions paid from:
Tax-exempt income	$15,315,216	$18,278,238
Ordinary income	105,436	628,471
Total distributions paid	$15,420,652	$18,906,709

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,117,087
Deferred capital losses*	(5,984,624)
Capital loss carryforward**	(3,990,875)
Other book/tax temporary differences(a)	(68,306)
Unrealized appreciation (depreciation)(b)	7,712,480
Total accumulated earnings (losses) — net	$(1,214,238)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of October 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2018	$(3,990,875)

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Change in fiscal year end

In November 2016, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from October to February.

12. Subsequent event

Effective November 21, 2016, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

48	Western Asset Short Duration Municipal Income Fund 2016 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration Municipal Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration Municipal Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2016

Western Asset Short Duration Municipal Income Fund 2016 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

50	Western Asset Short Duration Municipal Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Short Duration Municipal Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

52	Western Asset Short Duration Municipal Income Fund

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Short Duration Municipal Income Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

54	Western Asset Short Duration Municipal Income Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration Municipal Income Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	Daily	Daily
Payable date:	November 2015 - December 2015	January 2016 - October 2016
Tax exempt interest	100.00%	99.16%
Ordinary income*	—	0.84%

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest and Qualified Short-Tern Eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

56	Western Asset Short Duration Municipal Income Fund

Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv* Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

*	Effective February 10, 2016, Mr. Berv became Chairman.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/16 SR16-2924

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,463 in 2015 and $53,670 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,510 in 2015 and $3,550 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2015 and $0 in 2016.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income

Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2016